UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): January 22, 2014

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders Growth
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures)

	October '13	November '13	December '13
Process Management	0 to +5	0 to +5	0
Industrial Automation	0 to +5	-5 to 0	0
Network Power	+5	+5 to +10	0 to +5
Climate Technologies	+5	+5	+5 to 10
Commercial & Residential Solutions	0 to +5	0 to +5	0
Total Emerson	0 to +5	0 to +5	0 to +5

December 2013 Orders Comments

Trailing three-month orders growth continued to reflect slightly improving macroeconomic conditions, with mixed demand among geographies and markets. Underlying growth was at the low end of the 3 to 4 percent range that has been reported in recent months, led by Climate Technologies, Process Management and Network Power. Currency translation deducted 1 percentage point.

Process Management orders were flat, as continued demand in energy and chemical markets was offset by a 3 percentage point deduction from currency translation. Underlying orders grew 3 percent, supported by strong demand in North America and Latin America and improvement in Europe. Market conditions slowed in Asia, as pronounced weakness in Australia offset solid growth in China.

Industrial Automation orders were flat, as demand remained mixed among global industrial goods markets. Weakness continued in the power generating alternators, electrical drives and renewable energy businesses, which was offset by robust growth in the electrical distribution business and modest increases in the materials joining and fluid automation businesses.

Network Power orders growth remained positive, supported by strong demand for data center infrastructure in Asia and Europe. Order trends eased modestly, as growth in Latin America slowed from robust levels and market conditions remained soft in North America. Currency translation deducted 1 percentage point.

Climate Technologies order trends accelerated, reflecting strong demand in Asia and Europe as global transportation and refrigeration markets continued to recover. Air conditioning orders growth remained solid, led by Asia and supported by growth in North America.

Commercial & Residential Solutions order trends slowed, with mixed market conditions among businesses. Continued strong growth in the professional tools and food waste disposers businesses was offset by softness in the storage businesses and unfavorable comparisons in the wet/dry vacuums business from robust storm demand in the prior year.

Upcoming Investor Events

On Tuesday, February 4, 2014, Emerson will report first quarter 2014 results. Management will discuss the results during a conference call at 2:00 p.m. ET the same day. Access to a live webcast of the discussion will be available at www.emerson.com/financial at the time of the call. A replay of the conference call will remain available for approximately three months.

On Thursday, February 13, 2014, Emerson will host its annual investor conference in Boston from 9:00 a.m. to approximately 12:30 p.m. ET. Access to a live webcast of the presentation will be available at www.emerson.com/financial at the time of the event. A replay of the conference will remain available for approximately three months.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	January 22, 2014	By:	/s/ John G. Shively
John G. Shively Assistant General Counsel and Assistant Secretary